EXHIBIT 10.3 - WRITTEN STATEMENTS REQUIRED BY 18 U.S.C SECTION 1350


                     CHIEF EXECUTIVE OFFICER CERTIFICATION
                      PURSUANT TO 18 U.S.C. SECTION 1350

      The undersigned hereby certifies that to his knowledge the Annual Report on Form 20-F for the year ended December 31, 2002 of Deutsche Bank Aktiengesellschaft fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Deutsche Bank Aktiengesellschaft.

Date:  March 27, 2003
                                      /s/ DR. JOSEF ACKERMANN
                                      Dr. Josef Ackermann
                                      Spokesman  of  the  Board   of   Managing
                                      Directors

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350) has been provided to
Deutsche Bank Aktiengesellschaft and will be retained by Deutsche Bank Aktiengesellschaft and furnished to the Securities and Exchange Commission or its staff upon request.

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                     CHIEF FINANCIAL OFFICER CERTIFICATION
                      PURSUANT TO 18 U.S.C. SECTION 1350

      The undersigned hereby certifies that to his knowledge the Annual Report on Form 20-F for the year ended December 31, 2002 of Deutsche Bank Aktiengesellschaft fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Deutsche Bank Aktiengesellschaft.

Date:  March 27, 2003
                                      /s/ DR. CLEMENS BOERSIG
                                      Dr. Clemens Boersig
                                      Member of the Board of Managing Directors
                                      Chief Financial Officer


A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350) has been provided to
Deutsche Bank Aktiengesellschaft and will be retained by Deutsche Bank Aktiengesellschaft and furnished to the Securities and Exchange Commission or its staff upon request.